Exhibit 10.2
PARTIAL TERMINATION OF AND NINETEENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 1)

THIS PARTIAL TERMINATION OF AND NINETEENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 1) (this “Amendment”) is made and entered into as of September 17, 2019, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2009, that certain Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of November 17, 2009, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of December 10, 2009, that certain Partial Termination of and Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2010, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2011, that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2011, that certain Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 20, 2011, that certain Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 31, 2012, that certain Partial Termination of and Ninth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2013, that certain Partial Termination of and Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of January 22, 2014, that certain Partial Termination of and Eleventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2014, that certain Partial Termination of and Twelfth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 31, 2014, that certain Partial Termination of and Thirteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of February 17, 2015, that certain Partial Termination of and Fourteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2015, that certain Partial Termination of and Fifteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of December 29, 2015, that certain Partial Termination of and Sixteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2018, that certain Partial Termination of and Seventeenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2019, and that certain Eighteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May, 2019 (as so amended, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 1), all as more particularly described in Amended Lease No. 1; and
WHEREAS, Amended Lease No. 1 was further modified by that certain Transaction Agreement, dated as of April 1, 2019, between Five Star Senior Living Inc., on behalf of itself and certain of its subsidiaries, and Senior Housing Properties Trust, on behalf of itself and certain of its subsidiaries (the “Transaction Agreement”); and
WHEREAS, simultaneously herewith, SPTIHS Properties Trust is selling the real property and related improvements known as (i) Prairie Ridge Care & Rehabilitation located at 608 Prairie Street, Mediapolis, Iowa, as more particularly described on Exhibit A-22 to Amended Lease No. 1, (ii) Union Park Health Services located at 2401 E. 8th Street, Des Moines, Iowa, as more particularly described on Exhibit A-20 to Amended Lease No. 1, (iii) Ashland Care Center located at 1700 Furnace Street, Ashland, Nebraska, as more particularly described on Exhibit A-32 to Amended Lease No. 1, (iv) Blue Hill Care Center located at 414 North Wilson Street, P.O. Box 156, Blue Hill, Nebraska, as more particularly described on Exhibit A-33 to Amended Lease No. 1, (v) Central City Care Center located at 2720 South 17th Avenue, Central City, Nebraska, as more particularly described on Exhibit A-34 to Amended Lease No. 1, (vi) Gretna Community Living Center located at 700 South Highway 6, Gretna, Nebraska, as more particularly described on Exhibit A-36 to Amended Lease No. 1, (vii) Sutherland Care Center located at 333 Maple Street, P.O. Box 307, Sutherland, Nebraska, as more particularly described on Exhibit A-37 to Amended Lease No. 1 and (viii) Waverly Care Center located at 11041 North 137th Street, Waverly, Nebraska, as more particularly described on Exhibit A-38 to Amended Lease No. 1 (collectively, the “Midwest Properties”); and
WHEREAS, in connection with the foregoing, SPTIHS Properties Trust and the other entities comprising Landlord and Five Star Quality Care Trust and the other entities comprising Tenant wish to amend Amended Lease No. 1 to terminate Amended Lease No. 1 with respect to the Midwest Properties;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 1 is hereby amended as follows:
1.Partial Termination of Amended Lease No. 1. Amended Lease No. 1 is terminated with respect to the Midwest Properties and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Midwest Properties from and after the date hereof, except for those rights and liabilities which by their terms survive the termination of Amended Lease No. 1.
2.Minimum Rent. The defined term "Minimum Rent" set forth in Section 1.68 of Amended Lease No. 1 is hereby reduced as of the date hereof by the sum of Fifty Thousand Forty-Six and 84/100 Dollars ($50,046.84) per month in accordance with Section 2.1(1)(b) to the Transaction Agreement.

3.Schedule 1. Schedule 1 to Amended Lease No. 1 is deleted in its entirety and replaced with Schedule 1 attached hereto.
4.Exhibit A. Exhibit A to Amended Lease No. 1 is amended by deleting the text of Exhibits A-20, A-22, A-32, A-33, A-34, A-36, A-37 and A-38 attached thereto in their entirety and replacing each with “Intentionally Deleted”.
5.Ratification. As amended hereby, Amended Lease No. 1 is hereby ratified and confirmed.
[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST
SPTMNR PROPERTIES TRUST
SNH/LTA PROPERTIES TRUST
SPTIHS PROPERTIES TRUST
SNH CHS PROPERTIES TRUST
SNH/LTA PROPERTIES GA LLC
SNH/LTA SE WILSON LLC
MSD POOL 1 LLC
MSD POOL 2 LLC
SNH RMI FOX RIDGE MANOR PROPERTIES LLC
SNH RMI JEFFERSON MANOR PROPERTIES LLC
SNH RMI MCKAY MANOR PROPERTIES LLC
SNH RMI NORTHWOOD MANOR PROPERTIES LLC
SNH RMI OAK WOODS MANOR PROPERTIES LLC
SNH RMI PARK SQUARE MANOR PROPERTIES LLC
SNH RMI SMITH FARMS MANOR PROPERTIES LLC and
SNH RMI SYCAMORE MANOR PROPERTIES LLC

By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President of each of the foregoing entities

[Signature Page: Partial Amendment and Nineteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

TENANT:

FIVE STAR QUALITY CARE TRUST
MORNINGSIDE OF KNOXVILLE, LLC
MORNINGSIDE OF FRANKLIN, LLC
FVE SE WILSON LLC
FIVE STAR QUALITY CARE-RMI, LLC

By:	/s/ Katherine E. Potter
Katherine E. Potter
President of each of the foregoing entities

MORNINGSIDE OF MACON, LLC
MORNINGSIDE OF SENECA, L.P.
MORNINGSIDE OF HOPKINSVILLE, LIMITED PARTNERSHIP

By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General
Partner/Member (as applicable)

	By:		/s/ Katherine E. Potter
Katherine E. Potter
President

MORNINGSIDE OF BEAUFORT, LLC
MORNINGSIDE OF CAMDEN, LLC
MORNINGSIDE OF HARTSVILLE, LLC
MORNINGSIDE OF LEXINGTON, LLC
MORNINGSIDE OF ORANGEBURG, LLC

By:	MORNINGSIDE OF SOUTH CAROLINA,
L.P., a Delaware limited partnership, its Sole Member

	By:		LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President

[Signature Page: Partial Amendment and Nineteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

MORNINGSIDE OF CULLMAN, LLC
MORNINGSIDE OF MADISON, LLC
MORNINGSIDE OF SHEFFIELD, LLC

By:	MORNINGSIDE OF ALABAMA, L.P., a
Delaware limited partnership, its Sole Member

	By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President

MORNINGSIDE OF BOWLING GREEN, LLC
MORNINGSIDE OF PADUCAH, LLC

By:	MORNINGSIDE OF KENTUCKY,
LIMITED PARTNERSHIP, a Delaware
limited partnership, its Sole Member

	By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President

[Signature Page: Partial Amendment and Nineteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

MORNINGSIDE OF CONYERS, LLC
MORNINGSIDE OF GAINESVILLE, LLC

By:	MORNINGSIDE OF GEORGIA, L.P., a
Delaware limited partnership, its Sole Member

	By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President

MORNINGSIDE OF CLEVELAND, LLC
MORNINGSIDE OF COOKEVILLE, LLC
MORNINGSIDE OF JACKSON, LLC

By:	MORNINGSIDE OF TENNESSEE, LLC, a
Delaware limited liability company, its Sole Member

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President

[Signature Page: Partial Amendment and Nineteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-2	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-3	Somerford Place - Encinitas 1350 South El Camino Real Encinitas, CA 92024	2009	$3,092,467	03/31/2008	8%
A-4	Somerford Place - Fresno 6075 North Marks Avenue Fresno, CA 93711	2009	$3,424,896	03/31/2008	8%
A-5	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-6	Somerford Place - Redlands 1319 Brookside Avenue Redlands, CA 92373	2009	$3,065,084	03/31/2008	8%
A-7	Somerford Place - Roseville 110 Sterling Court Roseville, CA 95661	2009	$2,802,082	03/31/2008	8%
A-8	Leisure Pointe 1371 Parkside Drive San Bernardino, CA 92404	2007	$1,936,220	09/01/2006	8.25%
A-9	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-10	Mantey Heights Rehabilitation & Care Center 2825 Patterson Road Grand Junction, CO 81506	2005	$5,564,949	12/31/2001	10%
A-11	Cherrelyn Healthcare Center 5555 South Elati Street Littleton, CO 80120	2005	$12,574,200	12/31/2001	10%
A-12	Somerford House and Somerford Place - Newark I & II 501 South Harmony Road and 4175 Ogletown Road Newark, DE 19713	2009	$6,341,636	03/31/2008	8%
A-13	Tuscany Villa Of Naples (aka Buena Vida) 8901 Tamiami Trail East Naples, FL 34113	2008	$2,157,675	09/01/2006	8.25%
A-14	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-15	Morningside of Columbus 7100 South Stadium Drive Columbus, GA 31909	2006	$1,381,462	11/19/2004	9%
A-16	Morningside of Dalton 2470 Dug Gap Road Dalton, GA 30720	2006	$1,196,357	11/19/2004	9%
A-17	Morningside of Evans 353 North Belair Road Evans, GA 30809	2006	$1,433,421	11/19/2004	9%
A-18	Vacant Land Adjacent to Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	N/A	11/19/2004	9%

A-19	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-20	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-21	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-22	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-23	Ashwood Place 102 Leonardwood Frankfort, KY 40601	2007	$1,769,726	09/01/2006	8.25%
A-24	Somerford Place - Annapolis 2717 Riva Road Annapolis, MD 21401	2009	$3,917,902	03/31/2008	8%
A-25	Somerford Place - Columbia 8220 Snowden River Parkway Columbia, MD 21045	2009	$3,221,426	03/31/2008	8%
A-26	Somerford Place - Frederick 2100 Whittier Drive Frederick, MD 21702	2009	$5,088,592	03/31/2008	8%
A-27	Somerford Place - Hagerstown 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	2009	$4,066,761	03/31/2008	8%
A-28	The Wellstead of Rogers 20500 and 20600 South Diamond Lake Road Rogers, MN 55374	2009	$12,646,616	03/01/2008	8%
A-29	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-30	Hermitage Gardens of Oxford 1488 Belk Boulevard Oxford, MS 38655	2007	$1,816,315	10/01/2006	8.25%
A-31	Hermitage Gardens of Southaven 108 Clarington Drive Southaven, MS 38671	2007	$1,527,068	10/01/2006	8.25%
A-32	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-33	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-34	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-35	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-36	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-37	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-38	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-39	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-40	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-41	Mount Vernon of South Park 1400 Riggs Road South Park, PA 15129	2006	$2,718,057	10/31/2005	9%
A-42	Morningside of Gallatin 1085 Hartsville Pike Gallatin, TN 37066	2006	$1,343,801	11/19/2004	9%
A-43	Walking Horse Meadows 207 Uffelman Drive Clarksville, TN 37043	2007	$1,471,410	01/01/2007	8.25%
A-44	Morningside of Belmont 1710 Magnolia Boulevard Nashville, TN 37212	2006	$3,131,648	06/03/2005	9%
A-45	Dominion Village at Chesapeake 2856 Forehand Drive Chesapeake, VA 23323	2005	$1,416,951	05/30/2003	10%

A-46	Dominion Village at Williamsburg 4132 Longhill Road Williamsburg, VA 23188	2005	$1,692,753	05/30/2003	10%
A-47	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-48	Brookfield Rehabilitation and Specialty Care (aka Woodland Healthcare Center) 18741 West Bluemound Road Brookfield, WI 53045	2005	$13,028,846	12/31/2001	10%
A-49	Meadowmere - Southport Assisted Living 8350 and 8351 Sheridan Road Kenosha, WI 53143	2009	$2,170,645	01/04/2008	8%
A-50	Meadowmere - Madison Assisted Living 5601 Burke Road Madison, WI 53718	2009	$2,136,654	01/04/2008	8%
A-51	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-52	Mitchell Manor Senior Living 5301 West Lincoln Avenue West Allis, WI 53219	2009	$12,348,104	01/04/2008	8%
A-53	Laramie Care Center 503 South 18th Street Laramie, WY 82070	2005	$4,473,949	12/31/2001	10%
A-54	Haven in Highland Creek 5920 McChesney Drive Charlotte, NC 28269 Laurels in Highland Creek 6101 Clark Creek Parkway Charlotte, NC 28269	2010	$6,454,157	11/17/2009	8.75%
A-55	Haven in the Village at Carolina Place 13150 Dorman Road Pineville, NC 28134 Laurels in the Village at Carolina Place 13180 Dorman Road Pineville, NC 28134	2010	$7,052,425	11/17/2009	8.75%
A-56	Haven in the Summit 3 Summit Terrace Columbia, SC 29229	2010	$2,308,737	11/17/2009	8.75%
A-57	Haven in the Village at Chanticleer 355 Berkmans Lane Greenville, SC 29605	2010	$2,197,919	11/17/2009	8.75%
A-58	Intentionally Deleted	N/A	N/A	N/A	N/A
A-59	Haven in Stone Oak 511 Knights Cross Drive San Antonio, TX 78258 Laurels in Stone Oak 575 Knights Cross Drive San Antonio, TX 78258	2010	$6,584,027	11/17/2009	8.75%
A-60	Eastside Gardens 2078 Scenic Highway North Snellville, GA 30078	2010	$1,766,628	12/10/2009	8.75%

A-61	Crimson Pointe 7130 Crimson Ridge Drive Rockford, IL 61107	2012	$2,568,827	05/01/2011	8%
A-62	Talbot Park 6311 Granby Street Norfolk, VA 23305	2012	$3,866,871	06/20/2011	7.5%
A-63	The Landing at Parkwood Village 1720 Parkwood Boulevard Wilson, NC 27893	2012	$4,318,990	06/20/2011	7.5%
A-64	Aspenwood 14400 Homecrest Road Silver Spring, MD 20906	2005	$4,470,354	10/25/2002	10%
A-65	HeartFields at Easton 700 Port Street Easton, MD 21601	2005	$2,545,887	10/25/2002	10%
A-66	Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	$1,298,541	11/19/2004	9%
A-67	Morningside of Beaufort 109 Old Salem Road Beaufort, SC 29902	2006	$1,337,453	11/19/2004	9%
A-68	Morningside of Camden 719 Kershaw Highway Camden, SC 29020	2006	$1,595,035	11/19/2004	9%
A-69	Morningside of Hartsville 1901 West Carolina Avenue Hartsville, SC 29550	2006	$1,507,131	11/19/2004	9%
A-70	Morningside of Lexington 218 Old Chapin Road Lexington, SC 29072	2006	$1,638,422	11/19/2004	9%
A-71	Morningside of Orangeburg 2306 Riverbank Drive Orangeburg, SC 29118	2006	$1,129,764	11/19/2004	9%
A-72	Morningside of Seneca 15855 Wells Highway Seneca, SC 29678	2006	$1,684,477	11/19/2004	9%
A-73	Morningside of Cullman 2021 Dahlke Dr. NE Cullman, AL 32058	2006	$1,413,633	11/19/2004	9%
A-74	Morningside of Madison 49 Hughes Road Madison, AL 35758	2006	$1,531,206	11/19/2004	9%
A-75	Morningside of Sheffield 413 D. D. Cox Boulevard Sheffield, AL 35660	2006	$1,495,038	11/19/2004	9%
A-76	Morningside of Bowling Green 981 Campbell Lane Bowling Green, KY 42104	2006	$1,458,781	11/19/2004	9%
A-77	Morningside of Paducah 1700 Elmdale Road Paducah, KY 42003	2006	$2,012,245	11/19/2004	9%

A-78	Morningside of Conyers 1352 Wellbrook Circle Conyers, GA 30012	2006	$1,646,910	11/19/2004	9%
A-79	Morningside of Gainesville 2435 Limestone Parkway Gainesville, GA 30501	2006	$1,453,250	11/19/2004	9%
A-80	Morningside of Cleveland 2900 Westside Drive, N.W. Cleveland, TN 37312	2006	$1,212,846	11/19/2004	9%
A-81	Morningside of Cookeville 1010 East Spring Street Cookeville, TN 38501	2006	$1,513,932	11/19/2004	9%
A-82	Morningside of Jackson 1200 North Parkway Jackson, TN 38305	2006	$1,787,155	11/19/2004	9%
A-83	Williamsburg Villas A Morningside Community 3020 Heatherton Way Knoxville, TN 37920	2006	$2,728,841	11/19/2004	9%
A-84	Morningside of Franklin 105 Sunrise Circle Franklin, TN 37067	2006	$1,582,509	11/19/2004	9%
A-85	Morningside of Hopkinsville 4190 Lafayette Road Hopkinsville, KY 42240	2006	$1,444,246	11/19/2004	9%
A-86	Parkwood Village 1730 Parkwood Boulevard Wilson, NC 27893	2012	$4,318,990	06/23/2011	7.5%
A-87	Fox Ridge Manor 150 Fox Ridge Drive Vincennes, Indiana 47591	2009	N/A	09/01/2008	8%
A-88	Jefferson Manor 601 St. Joseph Drive Kokomo, Indiana 46901	2009	N/A	09/01/2008	8%
A-89	McKay Manor 1473 East McKay Road Shelbyville, Indiana 46176	2009	N/A	09/01/2008	8%
A-90	Northwood Manor 1590 West Timberview Drive Marion, Indiana 46952	2009	N/A	09/01/2008	8%
A-91	Oak Woods Manor 1211 Longwood Drive LaPorte, Indiana 46350	2009	N/A	09/01/2008	8%
A-92	Park Square Manor 6990 East County Road 100 North Avon, Indiana 46123	2009	N/A	09/01/2008	8%
A-93	Smith Farm Manor 406 Smith Drive Auburn, Indiana 46706	2009	N/A	09/01/2008	8%
A-94	Sycamore Manor 222 South 25th Street Terre Haute, Indiana 47803	2009	N/A	09/01/2008	8%